UNITED STATES SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549
                  Schedule 14A

     Proxy Statement Pursuant to Section 14 (a)
       of the Securities Exchange Act of 1934
                (Amendment No.      )


Filed by the Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Sec. 240.14a-12



                      ADVANCE CAPITAL I, INC.
---------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:
/   /  Fee paid previously with preliminary materials.
/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:
        (2)  Form, Schedule or Registration Statement No.:
        (3)  Filing Party:
        (4)  Date Filed:

                            ADVANCE CAPITAL I, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on August 1, 2008
-------------------------------------------------------------------------------

       The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 1, 2008, at 10:00 A.M. (Eastern Daylight Time).

The following matters will be acted upon at that time:

1. To elect six directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;
2. To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2008;
3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 30, 2008, are entitled to notice of and to vote at the meeting.


By Order of the Board of Directors
Kathy J. Harkleroad, Secretary

One Towne Square, Suite 444
Southfield, Michigan 48076


June 13, 2008
------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                          ADVANCE CAPITAL I, INC.
                        One Towne Square, Suite 444
                        Southfield, Michigan 48076

                              PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 1, 2008


                               INTRODUCTION
     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 1, 2008 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 13, 2008.

     The costs of soliciting proxies, which are estimated to be $7,500, will be borne by the Company. In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company's investment advisor (none of whom will receive additional compensation thereof) may solicit proxies in person, by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for directors hereinafter listed and for Proposal 2. If you withhold your vote with respect to the election of directors, your shares will be counted for purposes of determining a quorum. Withheld votes will be excluded from the vote on the election of directors and will therefore have no effect on the election. The Company will include shares held of record by a broker-dealer as to which voting authority has been granted in the tabulation of shares present at the Meeting for purposes of determining whether a quorum exists. Proxies that are returned and marked "abstain" or on which a broker-dealer has declined to vote ("broker non-votes") will be counted as present for purposes of determining whether a quorum exists, but will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2. Shareholders of record at the close of business on May 30, 2008 (the "Record Date"), are entitled to notice of and to vote at the Meeting. Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

     The shareholders being solicited with this proxy statement who are entitled to vote on the proposals described herein are outlined in the following table.
                                                       Proposal 2
                                                       Ratification
                                      Proposal 1       of Independent
                                      Election         Registered
                                      of               Public
Fund                                  Directors        Accountants
-----------------------------------------------------------------------
Retirement Income Fund............... Yes              Yes
Balanced Fund........................ Yes              Yes
Core Equity Fund..................... Yes              Yes
Equity Growth Fund................... Yes              Yes


                       VOTING SECURITIES AND PRINCIPAL HOLDERS

Shares Outstanding and Record Date
     Each Company share and each fractional share outstanding at the close of business on May 30, 2008 (the "Record Date") is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of the Record Date, the Funds have issued and outstanding shares entitled to vote at the Meeting as follows:

Fund                      Retail Shares    Institutional Shares  Total Shares
----------------------    --------------   --------------------  --------------
Retirement Income Fund... 43,956,511.218   502,544.971           44,459,056.189
Balanced Fund............ 22,112,348.434    10,504.049	         22,122,852.483
Core Equity Fund.........  1,262,378.125    25,000.000            1,287,378.125
Equity Growth Fund.......  8,757,940.954     6,622.361            8,764,563.315


Stock Ownership
     Both classes of all Funds will vote together for the election of directors and on Proposal 2. As of the Record Date, the following shareholders were known to own 5% or more of the outstanding Retail Shares and 5% or more of the outstanding Institutional Shares of the Funds:

                                                    Amount
                                                    and Nature
                          Name and Address of       of Beneficial   Percent
Title of Class            Beneficial Owner          Ownership*      of Class
-----------------------   ------------------------  --------------  ----------
Retirement Income Fund    Fifth Third Bank Trustee    243,744.092     48.50%
Institutional Shares      FBO: Parsch & Co.
                          P.O. Box 3385
                          Cincinnati, OH 45263

                          Bank of Ann Arbor           171,126.233     34.05%
                          P.O. Box 8009
                          Ann Arbor, MI 48107

                          Carey and Company            66,233.563     13.18%
                          7 Easton Oval EA4E70
                          Columbus, OH 43219

                                                    Amount
                                                    and Nature
                        Name and Address of         of Beneficial   Percent
Title of Class          Beneficial Owner            Ownership*      of Class
---------------------   ------------------------    --------------  ----------
Balanced Fund           Carey and Company               9,916.730      94.41%
Institutional Shares    7 Easton Oval EA4E70
                        Columbus, OH 43219

                        Ameritrade, Inc.                  587.319       5.59%
                        P.O. Box 2226
                        Omaha, NE 68103

Core Equity Fund        Laurie Schmidt                 25,000.000     100.00%
Institutional Shares    c/o Seizert Capital Partners, LLC
                        185 West Oakland Avenue
                        Birmingham, MI 48009

Core Equity Fund        Fifth Third Bank Trustee      193,650.794      15.34%
Retail Shares           FBO: Parsch & Co.
                        P.O. Box 3385
                        Cincinnati, OH 45263

Equity Growth Fund      Plan Advisory Committee Ttee    5,130.615      77.47%
Institutional Shares    Anesthesiology Association of
                        Wisconsin MPP FBO Eric Nelson M.D.
                        4531 North Frederick Avenue
                        Whitefish Bay, WI 53211

                        Ameritrade Inc.                 1,491.746      22.53%
                        P.O. Box 2226
                        Omaha, NE 68103
-------
* The beneficial owner has sole voting and investment powers over all shares shown in the table.


     The following table presents information regarding beneficial ownership of each Fund's Retail Shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of the Record Date. Each person exercises sole voting and investment power with respect to such shares. On the Record Date, none of the officers or directors owned any Institutional Shares and none owned any Retail Shares of the Retirement Income Fund.

                                           Amount of
                                           Retail Shares         Percentage
Name of Beneficial Owner                   Beneficially Owned*   Owned
-----------------------------------------  -------------------   ----------
Joseph A. Ahern
  Balanced Fund Retail Shares............          4,212.168          **
  Core Equity Fund Retail Shares.........          6,151.999          **
  Equity Growth Fund Retail Shares.......          7,815.019          **

Susan E. Burns
  Balanced Fund Retail Shares............              0.000          **
  Core Equity Fund Retail Shares.........              0.000          **
  Equity Growth Fund Retail Shares.......              0.000          **

Dennis D. Johnson
  Balanced Fund Retail Shares............          8,813.741          **
  Core Equity Fund Retail Shares.........              0.000          **
  Equity Growth Fund Retail Shares.......          4,387.071          **

Janice E. Loichle
  Balanced Fund Retail Shares............          3,231.634          **
  Core Equity Fund Retail Shares.........              0.000          **
  Equity Growth Fund Retail Shares.......         28,452.055          **

Thomas L. Saeli
  Balanced Fund Retail Shares............          3,266.789          **
  Core Equity Fund Retail Shares.........              0.000          **
  Equity Growth Fund Retail Shares.......         12,926.228          **

Robert J. Cappelli
  Balanced Fund Retail Shares............         54,649.643          **
  Core Equity Fund Retail Shares.........         60,000.000         4.75%
  Equity Growth Fund Retail Shares.......         38,616.983          **

Christopher M. Kostiz
  Balanced Fund Retail Shares............            558.566          **
  Core Equity Fund Retail Shares.........          4,013.796          **
  Equity Growth Fund Retail Shares.......          8,130.271          **

Kathy J. Harkleroad
  Balanced Fund Retail Shares............              0.000          **
  Core Equity Fund Retail Shares.........              0.000          **
  Equity Growth Fund Retail Shares.......              0.000          **

Julie A. Katynski
  Balanced Fund Retail Shares............             66.424          **
  Core Equity Fund Retail Shares.........              0.000          **
  Equity Growth Fund Retail Shares                 1,553.398          **

All executive officers and directors as a group (9 people)
  Balanced Fund Retail Shares............         74,798.965          **
  Core Equity Fund Retail Shares.........         70,165.795         5.56%
  Equity Growth Fund Retail Shares.......        101,881.025         1.16%

-----
 * The beneficial owner has sole voting and investment powers over all shares shown in the table.

**  Less than one percent.

                                 PROPOSAL 1:
                             ELECTION OF DIRECTORS
     The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all four portfolios of Advance Capital I, Inc.

     The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. There were four regular meetings and three special meetings held during 2007, and all directors were present at all meetings. The Company has no policy with regard to Board attendance at annual meetings. All directors attended the 2007 Annual Shareholder Meeting.

     At the Meeting, six directors will be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. This means that the director nominees receiving the highest number of "FOR" votes will be elected as directors.
All of the nominees for election as directors, other than Susan E. Burns, have been previously elected by the shareholders and are currently serving as directors.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below. The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076. There is no set term of office for directors; however, the Bylaws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.


Nominees who are currently "not-interested" directors


                                                                             Number
                                                                             of Port-
                                                                             folios in
                                                                             Fund
                                                                             Complex
                                                                             Overseen      Other
                                                                             by            Director-
                                     Term Of                                 Director      ships Held
                    Position(s)      Office and                              or            by Director
Name, Age           Held             Length of     Principal                 Nominee       or Nominee
and                 With             Time          Occupation(s)             for           for
Address(1)          Fund             Served        During Past 5 Years       Director      Director(2)
-----------------   --------------   -----------   -----------------------   -----------   ------------
Joseph A.           Director,        Director      Attorney; President           4           None
Ahern, 50           Chairman         since         and Shareholder;
                                     1995;         Stark Reagan, P.C.
                                     Chairman      (attorneys)
                                     since 2005

Dennis D.           Director,        Since 2000    Retired, Former Chief         4           None
Johnson, 69                                        Operating Officer,
                                                   Belgacom (Ameritech
                                                   International);
                                                   Management
                                                   Consultant; Vice
                                                   President - Human
                                                   Resources, Ameritech
                                                   Network Services

Janice E.           Director         Since 2001    Retired.  Former              4           None
Loichle, 60                                        Vice-President, Chief
                                                   Integration Officer
                                                   and Chief of Local
                                                   Exchange Operations,
                                                   XO Communication,
                                                   Inc.; President,
                                                   NEXTLINK
                                                   Solutions
                                                   (Telecommunications)

Thomas L.           Director          Since 2000   Chief Executive               4           Noble
Saeli, 51                                          Officer - Noble                           International
                                                   International, Ltd.                       Ltd.
                                                   since March 2006
                                                   (automotive supplier);
                                                   Vice-President -
                                                   Corporate
                                                   Development, Lear
                                                   Corporation, from
                                                   prior to 2003 until
                                                   March 2006
                                                   (automotive supplier)



Nominee who is currently an "not-interested" director(3)


                                                                             Number
                                                                             of Port-
                                                                             folios in
                                                                             Fund
                                                                             Complex
                                                                             Overseen      Other
                                                                             by            Director-
                                     Term Of                                 Director      ships Held
                    Position(s)      Office and                              or            by Director
Name, Age           Held             Length of     Principal                 Nominee       or Nominee
and                 With             Time          Occupation(s)             for           for
Address(1)          Fund             Served        During Past 5 Years       Director      Director(2)
-----------------   --------------   -----------   -----------------------   -----------   ------------
Robert J.           Director,        Director      President and                4          None
Cappelli, 56        President        since 2004;   Treasurer, Advance
                    And              President     Capital I, Inc.;
                    Treasurer        since 2004;   President and
                                     Treasurer     Treasurer, Advance
                                     since 1987    Capital Group, Inc.



New Nominee who will be a "not-interested" director




                                                                    Number
                                                                    of Port-
                                                                    folios in
                                                                    Fund
                                                                    Complex
                                                                    Overseen      Other
                                                                    by            Director-
                                                                    Director      ships Held
                    Position(s)                                     or            by Director
Name, Age           Held                  Principal                 Nominee       or Nominee
and                 With                  Occupation(s)             for           for
Address(1)          Fund                  During Past 5 Years       Director      Director(2)
-----------------   --------------        -----------------------   -----------   ------------
Susan E.            Director              President, Wayne State        4          None
Burns, 46                                 University Foundation and
                                          Vice President,
                                          Development and Alumni
                                          Affairs


--------
(1) The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076.
(2) This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
(3) Mr. Cappelli is an "interested" director because he is a shareholder, director and officer of Advance Capital Management, Inc., the investment adviser to the Advance Capital I, Inc. Funds.

    Mr. Cappelli is also a director and officer of Advance Capital Services, Inc., the distributor for the Advance Capital I, Inc. Funds and of Advance Capital Group, Inc., the transfer agent for the Advance Capital I, Inc. Funds.

    The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the Company.



Ownership of Advance Capital I, Inc. Shares
    The following table provides information regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company as of the Record Date, by dollar range. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended.


                                                                     Aggregate
                                                                     Dollar
                                                                     Range of Equity
                                                                     Securities in
                                                                     All Funds
                                                                     Overseen or to
                                                                     be Overseen by
                                Dollar Range of Equity               Director in the
                                Securities held in each              Advance Capital
Name of Director                Advance Capital I, Inc. Fund         Family of Funds
-------------------------------------------------------------------------------------
"Not Interested" Directors and Nominee:
Joseph A. Ahern                 Balanced....... $50,001 - $100,000   Over $100,000
                                Core Equity.... $50,001 - $100,000
                                Equity Growth.. Over $100,000
Susan E. Burns                  Balanced....... None                 None
                                Core Equity.... None
                                Equity Growth.. None
Dennis D. Johnson               Balanced....... Over $100,000        Over $100,000
                                Core Equity.... None
                                Equity Growth.. Over $100,000
Janice E. Loichle               Balanced....... $50,001 - $100,000   Over $100,000
                                Core Equity.... None
                                Equity Growth.. Over $100,000
Thomas L. Saeli                 Balanced....... $50,001 - $100,000   Over $100,000
                                Core Equity.... None
                                Equity Growth.. Over $100,000
"Interested" Director:
------------------------
Robert J. Cappelli              Balanced....... Over $100,000        Over $100,000
                                Core Equity.... Over $100,000
                                Equity Growth.. Over $100,000



     None of the "not interested" directors of the Company have any beneficial ownership of ACM, ACS or ACG (the Company's investment adviser, distributor and transfer agent/administrator, respectively).

Compensation of Directors and Executive Officers
     The officers of the Company receive no compensation from the Funds for their service as officers. Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc. ("Management"), the Company's investment adviser, Advance Capital Services, Inc. ("Services"), the Company's distributor of fund shares and/or Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

     Robert J. Cappelli is President of the Company and a director. He receives no compensation from the Company for his service as a director.

     Joseph A. Ahern was appointed to serve as the Independent Chairman effective July 30, 2005. The Independent Chairman acts as the key liaison with the Chief Executive Officer ("CEO") and the Chief Compliance Officer ("CCO"), assists in setting the Board agenda, chairs the executive sessions and communicates the independent Board of Directors member feedback to the CEO and CCO. During the year ended December 31, 2007, the Board of Directors met seven times. The independent directors met four times during the year without the presence of management, "interested" directors or employees of the Company to discuss various matters related to oversight of the Company, the management of the Board affairs and the CEO and CCO's performance. Only the independent directors received compensation from the Company for their service as directors. Directors were also reimbursed for expenses incurred in attending the meetings. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2007.

     The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2007. The directors approved an increase in compensation effective July 2007 to $15,750 per year, with an additional $7,875 to be paid to the Chairman.

                                Quarterly     Total Compensation
Name                            Fee           from the Company
---------------------------     -----------   ------------------
Joseph A. Ahern (Chairman)      $5,906            $23,063
Dennis D. Johnson                3,938             15,375
Janice E. Loichle                3,938             15,375
Thomas L. Saeli                  3,938             15,375


     The Advance Capital I, Inc. Funds do not pay any other compensation or any pension (retirement) benefits to any directors or officers.

Committees of the Board
     The Board has designated an Audit Committee comprised of the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), which includes Thomas Saeli, Dennis Johnson, Janice Loichle and Joseph Ahern. Mr. Saeli serves as the Committee's Chairman. During 2007, the Audit Committee met twice. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds, among other duties set forth in the Committee's charter.

     The Company's Board of Directors has determined that independent directors Loichle and Saeli qualify as "audit committee financial experts." The designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without this designation. Similarly, the designation does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

     The Board has not established a Nominating Committee, but the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" directors identify, evaluate and nominate candidates for election. The Board has not adopted a charter governing the nominating process. However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

     The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above. The deadlines and procedures for shareholder submissions of director nominees are described under "Shareholder Proposals". The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

     The Board has not established a Compensation Committee. The Board has determined that such a committee is not necessary since only the "not interested" directors receive compensation from the Company in the form of directors' fees. See "Compensation of Directors and Executive Officers" for additional information.

             THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.

                               PROPOSAL 2:
            RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTANTS

     The members of the Audit Committee of the Board, all of whom are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP ("PwC") to serve as independent registered public accountant for the fiscal year ending December 31, 2008, subject to the ratification by the Company's shareholders at the Meeting. PwC has served as the Company's independent registered public accountant since 1995, and acted as the Company's independent accountant in 2007. PwC has no direct financial interest or material indirect financial interest in the Company. Representatives of PwC are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PwC is expected to be available by phone to respond to any appropriate questions.

     The following summarizes PwC's services for the fiscal year ending December 31, 2007: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); preparation of tax returns; and routine consultation on financial accounting and reporting matters.

     The Board authorized all services performed by PwC for the Company during 2007. In addition, the Board annually reviews the scope of services to be provided by PwC and considers the effect, if any, that performance of any non-audit services might have on audit independence. During 2007, PwC did not furnish any audit or non-audit services to the Company's investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company.

Audit and Tax Fees
     The following table sets forth, for the two most recent years, the fees paid to PwC by the Company for all audit and non-audit services provided to the Company and the Funds. Audit Fees are for the audit of the Funds' annual financial statements included in the Funds' reports to shareholders and in connection with regulatory filings or engagements. (Audit-Related Fees include services that are reasonably linked to the performance of the audit of the Funds' financial statements and are not included in Audit Fees.) Tax Fees include tax compliance, tax advice and tax planning. Such services include review of excise distribution calculations, preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

All Other Fees are for other products and services provided by PwC.

                                       2007           2006
                                    ---------      ---------
Audit Fees.........................  $53,000        $56,000
Audit-Related Fees.................        0              0
Tax Fees...........................   10,300          9,800
All Other Fees.....................        0              0

Pre-Approval Policy and Procedures
     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company's independent registered public accountant, as well as fees associated with such services, in order to assure that the provision of such services does not impair the accountant's independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.


Required Vote
     The affirmative vote of a majority of all shares of all Funds present and voting at the Meeting, voting as a single group, is required to ratify the selection of PwC. Both classes of all Funds will vote together on Proposal 2.


             THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
                 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

                                   OTHER INFORMATION

Officers of the Company
     The following table provides information with respect to the current officers of the Company. Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board. The business address of all officers is One Towne Square, Suite 444, Southfield, MI 48076.




Name, Position(s)                                 Principal Occupation(s)
and Age                     Officer Since         During past 5 Years
-----------------------     -------------------   ------------------------
Robert J. Cappelli, 56      President - 2004      President and Treasurer of Advance
President and Treasurer     Treasurer - 1987      Capital I, Inc. and Advance
                                                  Capital Group, Inc.; Vice President
                                                  and Treasurer of Advance Capital
                                                  Services, Inc. and Advance Capital
                                                  Management, Inc.


Kathy J. Harkleroad, 55      1996                 Vice President, Chief Compliance
Vice President, Chief                             Officer and Secretary, Advance
Compliance Officer and                            Capital Group, Inc.; Marketing
Secretary                                         Director, Advance Capital
                                                  Services, Inc.


Julie Katynski, 42           2003                 Vice President, Assistant
Vice President and                                Secretary and Controller, Advance
Assistant Secretary                               Capital Group, Inc.


Christopher Kostiz, 40       2003                 Vice President, Advance Capital I,
Vice President                                    Inc.; President and Sr. Portfolio
                                                  Manager, Advance Capital
                                                  Management, Inc.


Investment Adviser, Distributor and Administrator
     ACM is an investment adviser registered with the Securities and Exchange Commission and is a wholly-owned subsidiary of ACG. ACS is the Company's distributor for the Funds. ACS is a broker-dealer registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority ("FINRA"). ACS is also a wholly-owned subsidiary of ACG. ACG is the Company's administrator, transfer agent and dividend disbursing agent. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as a sub-adviser to the Company with respect to the Equity Growth Fund and the equity portion of the Balanced Fund. Its principal office is located at 100 East Pratt Street, Baltimore, MD 21202.

     Seizert Capital Partners, LLC is a Michigan corporation that serves as a sub-adviser to the Company with respect to the Core Equity Fund. Its principal office is located at 185 West Oakland Avenue, Suite 100, Birmingham, MI 48009.

     Prior to March 30, 2007, the owners of ACG and the directors and officers of ACM and ACS were the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. As of March 30, 2007, these original owners extended the ownership of ACG to its employees, making the first contribution to an employee stock ownership plan (ESOP). Additional contributions to the ESOP are expected to be made annually. The following chart shows the ownership and control of these three firms and of the Company.



                       Advance        Advance          Advance
                       Capital        Capital          Capital           Advance
Position               Group, Inc.    Services, Inc.   Management, Inc.  Capital I, Inc.
---------------------  ------------   --------------   ----------------  ----------------
Owners                 Cappelli       ACG              ACG               Shareholders
                       Rathka
                       Shoemaker
                       Employee Stock
                       Ownership
                       Plan

Directors              Cappelli       Cappelli         Cappelli          Ahern
                       Rathka         Rathka           Rathka            Burns
                       Shoemaker      Shoemaker        Shoemaker         Cappelli
                                                                         Johnson
                                                                         Loichle
                                                                         Saeli

President              Cappelli       Theisen          Kostiz            Cappelli
Vice President         Harkleroad     Cappelli         Cappelli          Harkleroad
                       Katynski       Harkleroad       Harkleroad        Katynski
                                      Katynski         Katynski          Kostiz

Treasurer              Cappelli       Cappelli         Cappelli          Cappelli
Chief
Compliance
Officer                Harkleroad     Harkleroad       Harkleroad        Harkleroad
Secretary              Harkleroad     Harkleroad       Harkleroad        Harkleroad
Asst. Secretary        Katynski       Katynski         Katynski          Katynski



Shareholder Proposals
     Proposals to be considered for inclusion in the proxy materials for the 2009 annual meeting must be received by February 15, 2009. If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 1, 2009.

Shareholder Communications
     To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company's principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company. The Secretary of the Company will direct the correspondence to the appropriate parties.


Delivery of Documents to Shareholders Sharing an Address
     Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at (800) 345-4783.


Financial Statements
     The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2007, and the Statement of Operations of the Company for the year ended December 31, 2007, reported on by PwC, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day by first-class U.S. mail.


Other Business
     Management of the Company knows of no other business that may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.


                                    By Order of the Board of Directors
                                    Kathy J. Harkleroad, Secretary


June 13, 2008

              ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Retirement Income Fund, Balanced Fund, Core Equity Fund and Equity Growth Fund)

The undersigned hereby appoints Robert J. Cappelli and Kathy J. Harkleroad as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 30, 2008, at the Annual Meeting of Shareholders of the Company to be held on Friday, August 1, 2008, or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 13, 2008.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.
-------------------------------------------------------------------------------

Acct #   Account Name  Street Address     Fund       Total Shares
------   ------------  --------------     -----      -------------











Dated:                  , 2008               -------------------------------
      ------------------                      Title (If Applicable)

-------------------------------              -------------------------------
Signature			              Signature (If Joint Account)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.



1.   Election of directors:

FOR all nominees listed below		    WITHHOLD AUTHORITY
   (except as marked          --------      (to vote for all   ---------
    to the contrary)                         nominees listed below)

(Instructions:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


Joseph A. Ahern        Susan E. Burns       Robert J. Cappelli

Dennis D. Johnson          Janice E. Loichle          Thomas L. Saeli


2. Ratify the selection of PricewaterhouseCoopers LLP as independent registered public accountants of the Company.

    FOR             AGAINST              ABSTAIN
       ------              -----                -----


3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.

    FOR             AGAINST              ABSTAIN
       ------              ------               ------



If you plan to attend the Annual Meeting of Shareholders please indicate the number attending the meeting and/or luncheon.

NUMBER OF ATTENDEES

-----------       --------------
Meeting           Luncheon